UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01530
Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2012 – April 30, 2013
Item 1: Reports to Shareholders

Semiannual Report | April 30, 2013

Vanguard ExplorerTM Fund

> For the six months ended April 30, 2013, Vanguard Explorer Fund’s Investor

Shares returned 19.08% and its Admiral Shares returned 19.19%.

> The fund outpaced its benchmark and the average return of peer-group funds by about 2 and 5 percentage points, respectively.

> Health care holdings contributed the most to the fund’s relative performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2013
Total
Returns
Vanguard Explorer Fund
Investor Shares	19.08%
Admiral™ Shares	19.19
Russell 2500 Growth Index	16.79
Small-Cap Growth Funds Average	13.66
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2012, Through April 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$78.03	$89.97	$0.272	$2.303
Admiral Shares	72.68	83.72	0.392	2.142

Chairman’s Letter

Dear Shareholder,

Vanguard Explorer Fund produced a strong result for shareholders for the six months ended April 30. The fund returned about 19%, outpacing its benchmark index return of nearly 17% and the average return of almost 14% posted by competitive small-cap growth funds.

Explorer Fund’s results were achieved by six investment advisors, which employ independent and distinctive strategies aimed at identifying smaller companies with growth potential. While the broad stock market rally during the period certainly helped results, the fund also benefited greatly from the advisors’ adept stock selection, especially in health care.

Stock market rally proceeded, but not without challenges

Global stocks delivered a vigorous performance, recording gains in five of the six months ended April 30. U.S. equities finished with a strong return of about 15%.

The Standard & Poor’s 500 Index closed April the same way it had March: at a record high amid solid corporate earnings and encouraging economic data. Also following a productive path were international equities, which returned almost 13% for the half year, helped by strength in Japan.

Despite the impressive results and relatively low volatility, the period had its share of potential pitfalls. Investors continued to worry about the pace of economic growth in China and the United States. And the deadly Boston Marathon bombing on April 15 triggered market anxiety.

Bonds notched a slight return as yields remained low

Bonds, after sputtering for most of the half year, finished it with a bit of a flourish. The broad U.S. taxable bond market returned 0.9% for the six months, following a 1.0% boost in April. The yield of the 10-year U.S. Treasury note closed the period at 1.67%, slightly below its starting level of 1.69%, and lower still than the 1.85% it registered a month earlier. (Bond yields and prices move in opposite directions.)

Municipal bonds delivered a return closer to 2%, with more than half the gain coming in April. The Federal Reserve’s target for short-term interest rates remained pegged between 0% and 0.25%, which kept a firm leash on returns from money market and savings accounts. In a statement issued May 1, the Fed said it would continue buying $85 billion a month in U.S. Treasury bonds and mortgage-backed securities until the job market improves substantially.

Market Barometer

	Total Returns
	Periods Ended April 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.05%	17.17%	5.49%
Russell 2000 Index (Small-caps)	16.58	17.69	7.27
Russell 3000 Index (Broad U.S. market)	15.16	17.21	5.63
MSCI All Country World Index ex USA (International)	12.78	14.15	-0.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.90%	3.68%	5.72%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.78	5.19	6.09
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.28

CPI
Consumer Price Index	0.52%	1.06%	1.60%

Kenneth Volpert, head of our Taxable Bond Group, noted recently that the Fed’s extraordinary actions to stimulate economic growth may have, in effect, pulled what would have been future investment gains into the present. The trade-off, he said, is that once the Fed begins to unwind the stimulus, “future returns are likely to be lower than they otherwise would have been for both bonds and stocks.”

Health care stocks powered performance

Health care stocks, one of the fund’s larger positions, contributed most to its strong total return during the period. Together, holdings in information technology, consumer discretionary, and industrials were equal partners in contributing about half of the return.

Health care stocks were also the primary driver of the fund’s relative performance, contributing the most to the fund’s 2 percentage-point edge over the benchmark and its 5 percentage-point margin over the average return of its peer group. The advisors’ choices in materials and technology stocks provided an additional boost.

The advisors’ excellent stock selections in health care were wide-ranging, including holdings in biotech, pharmaceuticals, drug development, instrumentation, and health

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.49%	0.32%	1.47%

The fund expense ratios shown are from the prospectus dated February 26, 2013, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2013, the fund’s annualized expense ratios were 0.50% for Investor Shares and 0.34% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Small-Cap Growth Funds.

care facilities. Within materials, the advisors benefited from strength in specialty chemical makers while sidestepping weakness among gold miners.

The fund’s information technology stocks, which represented the largest allocation, also helped relative performance. Astute selections here included providers of software (both application and systems), photovoltaic systems, touchscreen controllers, and digital advertising.

There were some minor stumbles in financials, energy, and consumer staples. For more details about the advisors’ stock choices during the period, please see the Advisors’ Report that follows this letter.

Remember to rebalance even as stock markets climb

More than four years have passed since the U.S. stock markets began an impressive recovery from the depths of the 2008–2009 global financial crisis. The S&P 500 Index has risen from a low of 677 on March 9, 2009, to a close of 1,598 on April 30, 2013, a cumulative total return of 158%. International stock markets, while not back to peak levels, have also rebounded strikingly.

Such a strong recovery is, of course, a welcome development that few would have predicted four years ago. And investors who had the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have been able to more than recoup their crisis-era losses.

Discipline is just as important in good times as it is in bad. At Vanguard, we have long counseled investors to “stay the course”—to maintain a long-term commitment to a sensible portfolio. But staying the course doesn’t mean you should avoid taking action altogether.

Over time, returns will shift the weighting of stocks and bonds in a portfolio, and its asset mix may become more aggressive than originally planned. To manage this risk, investors should periodically consider rebalancing, or adjusting their asset allocation to bring it back to its target.

For example, you should consider rebalancing if you’ve established a 60%/40% stock/bond portfolio and you find that your target allocation is now off by 5 percentage points or more. (For more on this topic, see Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

I realize that it’s not easy to contemplate rebalancing when stocks have surged and expectations for bond returns are very modest. However, we believe that bonds will continue to play a valuable role in helping to smooth out stocks’ volatility. Without rebalancing, an investor could end up with a portfolio that’s very different—and potentially more risky—than he or she intended.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 15, 2013

Advisors’ Report

For the six months ended April 30, 2013, Vanguard Explorer Fund returned about 19% for both share classes. Your fund is managed by six independent advisors, a strategy that enhances the fund’s diversification by providing exposure to complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 11. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 10, 2013.

Wellington Management Company, llp

Portfolio Manager:

Kenneth L. Abrams, Senior Vice President and Equity Portfolio Manager Stocks rallied during the six months ended April 30, 2013, posting double-digit returns throughout much of the world. Smaller-capitalization equities outperformed large-caps. In recent years, significant macroeconomic anomalies have sometimes overwhelmed stock-specific decisions. However, during this period, the market appeared to be continuing its progress toward a more standard environment.

Our bottom-up approach to stock selection was especially helpful within materials,

consumer discretionary, information technology, health care, industrials, and financials.

Our position in Fifth & Pacific was among the top contributors to performance. Formerly Liz Claiborne, the company owns apparel brands including Lucky, Juicy Couture, and Kate Spade. In our view, the value of the underlying brands is compelling, and we believe the market has not fully appreciated the company’s growth prospects, particularly for the Kate Spade brand. Following the release of additional detail on the growth strategy for that brand, shares in Fifth & Pacific gained as investors became more confident, and we trimmed our position.

Relative performance was slightly hindered by sector allocation across the portfolio, particularly by our overweighted position in materials and underweighted exposure to industrials. This allocation was an indirect result of our individual stock picks.

In terms of individual holdings, VeriFone Systems was our most significant absolute detractor. When we initiated the position, we believed that the installed base and expanding market of this provider of electronic payment solutions would support long-term earnings growth. However, our view changed as weak macroeconomic conditions in Europe, lower revenue from the company’s Brazil-based business, decreased merger synergies, and delays in customer projects led to lower earnings estimates, which sent shares lower.

We sold out of the position.

Granahan Investment Management, Inc.

Portfolio Managers:

Jack Granahan, CFA, Co-founder and Chairman Gary C. Hatton, CFA, Co-founder and Chief Investment Officer Jane M. White, President and Chief Executive Officer Since the lows of October 2012, the markets have shrugged off the “fiscal cliff,” sequestration, the Cyprus collapse, and near-zero fourth-quarter GDP growth, rallying to record highs. True to its nature, the stock market has forecast a return to economic growth, driven largely by strength in housing. The Fed continues its accommodative policy and has stated that it will do so until unemployment drops, thus providing ongoing support for stocks.

Strong stock selection in health care—particularly biotechnology companies that are creating new markets—boosted performance. Regeneron (maker of drugs for eye disease), Alkermes (inventor of proprietary drug delivery technology), and BioMarin (orphan drug company) contributed most.

Performance was hampered by “core growth” stocks (which we define as stocks of established companies with a record of earnings) in the consumer and technology sectors. These included holdings in retail and hardware, specifically Aaron’s (furniture leasing), Francesca’s (women’s apparel), Riverbed (WAN optimization solutions), and Radware (network bandwidth optimization).

Kalmar Investment Advisers

Portfolio Manager:

Ford B. Draper, Jr., President and Chief Investment Officer Our market view going into 2013 was relatively optimistic despite significant uncertainties. So far so good. In the long term, although economic growth will ebb and flow, the continuation of unprecedented worldwide central bank support, low inflation, and output gaps here and abroad suggest a possible multiyear expansion. Together with the reasonable valuation of equities, this outlook in turn suggests that the stock market should override corrections and produce appealing returns.

In the last six months, our biggest detractors were Herbalife, Volcano Corp., and Nuance Communications. Cabot Oil & Gas, B/E Aerospace, Belden, CB&I, and Texas Roadhouse contributed most to return.

Century Capital Management, LLC

Portfolio Manager:

Alexander L. Thorndike, Chief Investment Officer and Managing Partner We are optimistic regarding the outlook for both equities and the U.S. economy. The domestic economy points to steady, moderate growth in 2013. Interest rates remain low, housing continues to recover, inflation is in check, and the employment rate is improving. We believe these are all important catalysts to long-term corporate profit growth. In the short term, we must contend with the partisan political overhang of unresolved government spending and debt ceiling negotiations. As companies gain clarity regarding the tax outlook, we expect business spending to improve.

We believe equity valuations are reasonable, both relative to the current market and on a historical basis. U.S. corporate profitability and excess capital are abundant, aiding companies in their efforts to fund future growth. We have maintained mostly neutral sector weightings, continuing to trim and build around high-quality businesses with solid fundamentals, clearly defined competitive advantages, and pricing power.

The top-performing holdings on a total-return basis during the period included HFF, provider of commercial real estate and capital markets services to both the users and providers of capital in the commercial real estate sector. Biopharmaceutical company NPS Pharmaceuticals, Inc., also contributed to returns.

Herbalife, a network marketing company that sells weight management and nutritional products, was among the worst performers. Select Comfort, a designer and distributor of adjustable-firmness mattresses and related products, lagged as well.

Chartwell Investment Partners, L.P.

Portfolio Managers:

Edward N. Antoian, CFA, CPA, Managing Partner John A. Heffern, Managing Partner and Senior Portfolio Manager The market environment proved resilient during the period. Equity indexes advanced, supported by continuing signs of economic recovery in employment and the housing markets. Fundamentally, corporate profitability appears more robust than underlying sales growth. Against this backdrop, our portfolio decisions steadfastly reflected our bias toward quality, leadership, defensible margins, and a pattern of successful execution based on growth-oriented business models.

HFF was our top performer; the commercial real estate and capital markets services firm reported solid transaction volume, captured market share, and paid a large special dividend. Vehicle rental company Avis Budget Group developed an improved fleet and expense management structure with more pricing discipline, driving a stronger earnings outlook.

The technology sector underperformed as BroadSoft and Vocus significantly reduced 2013 revenue and earnings guidance. Application software provider BroadSoft experienced a slowdown in service-provider VoIP rollouts, while marketing software provider Vocus expected macroeconomic weakness and an increase in operating expenses.

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal James P. Stetler, Principal Michael R. Roach, CFA

For the six months, the results of our stock selection models were mixed in identifying the outperformers and underperformers within each sector. Our valuation, growth, and sentiment models were positive contributors, but our management decisions and quality models detracted.

Our stock picks were positive in six out of ten sectors, negative in three, and neutral in one. Holdings in information technology, industrials, and materials were the top relative performers. In technology, MAXIMUS, MEMC Electronic Materials, and Freescale Semiconductors contributed the most to our relative results.

Within industrials, Hertz Global Holdings and Alaska Air Group led; Packaging Corporation of America and Axiall Corp. did the same in materials. However, our selections in energy (Energy XXI and Vaalco Energy) and telecommunications (magicJack VocalTec) detracted.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	29	2,901	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Granahan Investment	24	2,397	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Kalmar Investment Advisers	23	2,285	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Century Capital Management,	9	923	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. Companies
			also must have a superior return on equity, high
			recurring revenues, and improving margins.
Chartwell Investment Partners,	9	873	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Vanguard Equity Investment	4	403	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	2	241	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile

As of April 30, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.49%	0.32%
30-Day SEC Yield	0.14%	0.30%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	585	1,379	3,587
Median Market Cap	$2.8B	$3.1B	$40.7B
Price/Earnings Ratio	28.9x	28.5x	18.1x
Price/Book Ratio	2.8x	3.9x	2.3x
Return on Equity	10.5%	14.6%	16.6%
Earnings Growth Rate	10.5%	12.6%	9.7%
Dividend Yield	0.5%	0.8%	2.0%
Foreign Holdings	3.6%	0.0%	0.0%
Turnover Rate
(Annualized)	63%	—	—
Short-Term Reserves	1.6%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 18.8%		18.7%	12.6%
Consumer Staples	2.4	4.0	9.6
Energy	5.5	4.9	9.8
Financials	7.7	10.7	17.5
Health Care	18.3	15.9	12.3
Industrials	16.7	17.4	10.8
Information Technology 23.7		19.6	17.2
Materials	5.5	6.7	3.8
Telecommunication
Services	1.3	1.5	2.7
Utilities	0.1	0.6	3.7

Volatility Measures
		DJ U.S.
		Total
		Market
	Russell 2500	FA
	Growth Index	Index
R-Squared	0.99	0.94
Beta	0.99	1.21
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	1.1%
Cooper Cos. Inc.	Health Care Supplies	1.0
Alkermes plc	Biotechnology	1.0
TiVo Inc.	Application Software	0.8
Covance Inc.	Life Sciences Tools &
	Services	0.8
Dick's Sporting Goods
Inc.	Specialty Stores	0.7
Ultimate Software Group
Inc.	Application Software	0.7
PTC Inc.	Application Software	0.7
Kennametal Inc.	Industrial Machinery	0.7
Cadence Design
Systems Inc.	Application Software	0.7
Top Ten		8.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 26, 2013, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2013, the annualized expense ratios were 0.50% for Investor Shares and 0.34% for Admiral Shares.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2002, Through April 30, 2013

Note: For 2013, performance data reflect the six months ended April 30, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	13.34%	8.39%	10.99%
Admiral Shares	11/12/2001	13.51	8.58	11.17

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of April 30, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders canlook up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
	Dick’s Sporting Goods Inc.	1,494,010	71,862	0.7%
*	Life Time Fitness Inc.	1,346,145	62,165	0.6%
*	Urban Outfitters Inc.	1,480,960	61,371	0.6%
	GameStop Corp. Class A	1,514,492	52,856	0.5%
*,^	Pandora Media Inc.	3,569,200	49,719	0.5%
*	Hanesbrands Inc.	923,051	46,300	0.5%
*	Buffalo Wild Wings Inc.	480,654	43,259	0.5%
	DSW Inc. Class A	611,729	40,447	0.4%
*	CarMax Inc.	868,830	40,001	0.4%
	Consumer Discretionary—Other †		1,340,093	13.4%
			1,808,073	18.1%
Consumer Staples
*	Smithfield Foods Inc.	1,638,310	41,941	0.4%
	Consumer Staples—Other †		185,773	1.9%
			227,714	2.3%
Energy
	Cabot Oil & Gas Corp.	675,915	45,996	0.5%
*	Superior Energy Services Inc.	1,490,251	41,116	0.4%
	Energy—Other †		434,019	4.3%
			521,131	5.2%
Exchange-Traded Funds
^,1	Vanguard Small-Cap ETF	865,083	79,086	0.8%
^,1	Vanguard Small-Cap Growth ETF	713,200	70,985	0.7%
^	iShares Russell 2000 Index Fund	459,899	43,295	0.4%
			193,366	1.9%
Financials
*	Affiliated Managers Group Inc.	348,125	54,196	0.6%
2	HFF Inc. Class A	1,935,888	40,557	0.4%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
	NASDAQ OMX Group Inc.	1,362,377	40,163	0.4%
*,2	eHealth Inc.	1,537,725	32,200	0.3%
	Financials—Other †		524,265	5.2%
			691,381	6.9%
Health Care
	Cooper Cos. Inc.	939,864	103,761	1.0%
*	Alkermes plc	3,149,735	96,413	1.0%
*	Covance Inc.	1,077,725	80,355	0.8%
	West Pharmaceutical Services Inc.	1,044,845	66,724	0.7%
*	Regeneron Pharmaceuticals Inc.	256,930	55,276	0.5%
*	Onyx Pharmaceuticals Inc.	579,709	54,956	0.5%
*,^,2Optimer Pharmaceuticals Inc.		3,287,240	50,755	0.5%
*	Bruker Corp.	2,768,270	49,192	0.5%
*	Catamaran Corp.	805,181	46,483	0.5%
*	Salix Pharmaceuticals Ltd.	877,915	45,906	0.5%
	Universal Health Services Inc. Class B	631,020	42,020	0.4%
*	Vertex Pharmaceuticals Inc.	529,800	40,699	0.4%
*	Seattle Genetics Inc.	1,075,194	39,728	0.4%
*,2	Kindred Healthcare Inc.	2,852,739	29,925	0.3%
	Health Care—Other †		968,866	9.7%
			1,771,059	17.7%
Industrials
	Kennametal Inc.	1,693,065	67,706	0.7%
	MSC Industrial Direct Co. Inc. Class A	779,564	61,430	0.6%
*	WESCO International Inc.	755,075	54,131	0.5%
*	B/E Aerospace Inc.	760,907	47,739	0.5%
	Pentair Ltd.	865,650	47,048	0.5%
	Triumph Group Inc.	556,538	44,467	0.5%
	Manpowergroup Inc.	808,590	42,985	0.4%
	Chicago Bridge & Iron Co. NV	789,051	42,443	0.4%
	Industrials—Other †		1,196,502	11.9%
			1,604,451	16.0%
Information Technology
*	Alliance Data Systems Corp.	659,243	113,238	1.1%
*,2	TiVo Inc.	7,099,360	83,204	0.8%
*	Ultimate Software Group Inc.	711,499	68,724	0.7%
*	PTC Inc.	2,825,416	67,838	0.7%
*	Cadence Design Systems Inc.	4,878,410	67,322	0.7%
*	Aruba Networks Inc.	2,885,758	64,901	0.6%
*,^	First Solar Inc.	1,364,468	63,530	0.6%
*	Sapient Corp.	4,729,418	55,240	0.6%
*	QLIK Technologies Inc.	1,847,900	48,064	0.5%
*	Euronet Worldwide Inc.	1,516,705	46,305	0.5%
*	Teradyne Inc.	2,548,220	41,893	0.4%
*	Rovi Corp.	1,740,720	40,715	0.4%
*	Trimble Navigation Ltd.	1,390,340	39,958	0.4%
	Information Technology—Other †		1,498,224	14.9%
			2,299,156	22.9%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Materials
KapStone Paper and Packaging Corp.		1,459,740	43,179	0.4%
* Graphic Packaging Holding Co.		5,446,464	40,957	0.4%
Smurfit Kappa Group plc		2,647,757	39,379	0.4%
Materials—Other †			407,391	4.1%
			530,906	5.3%

Telecommunication Services †			122,779	1.2%

Utilities †			1,799	0.0%
Total Common Stocks (Cost $7,215,556)			9,771,815	97.5%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.142%	428,920,421	428,920	4.3%

Repurchase Agreement †			34,300	0.3%
6U.S. Government and Agency Obligations †			6,396	0.1%
Total Temporary Cash Investments (Cost $469,617)			469,616	4.7%[3]
Total Investments (Cost $7,685,173)			10,241,431	102.2%
Other Assets and Liabilities
Other Assets			102,069	1.0%
Liabilities[5]			(320,170)	(3.2%)
			(218,101)	(2.2%)
Net Assets			10,023,330	100.0%

Explorer Fund

At April 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	7,004,169
Overdistributed Net Investment Income	(14,445)
Accumulated Net Realized Gains	475,905
Unrealized Appreciation (Depreciation)
Investment Securities	2,556,258
Futures Contracts	1,430
Foreign Currencies	13
Net Assets	10,023,330

Investor Shares—Net Assets
Applicable to 60,067,123 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,404,278
Net Asset Value Per Share—Investor Shares	$89.97

Admiral Shares—Net Assets
Applicable to 55,173,718 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,619,052
Net Asset Value Per Share—Admiral Shares	$83.72

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $177,443,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 Considered an affliliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investments positions represent 98.7% and 3.5%, respectively, of net assets.
4 Affliliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Inclues #181,677,000 of collateral received for securities on loan.
6 Securities with a value of $5,996,000 have been segregated as initial margin for open futures contracts.
   See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2013
($000)
Investment Income
Income
Dividends[1,2]	39,451
Interest[2]	197
Security Lending	5,503
Total Income	45,151
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,945
Performance Adjustment	(572)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,101
Management and Administrative—Admiral Shares	2,362
Marketing and Distribution—Investor Shares	482
Marketing and Distribution—Admiral Shares	408
Custodian Fees	64
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Admiral Shares	38
Trustees’ Fees and Expenses	17
Total Expenses	19,861
Expenses Paid Indirectly	(192)
Net Expenses	19,669
Net Investment Income	25,482
Realized Net Gain (Loss)
Investment Securities Sold[2]	472,063
Futures Contracts	8,364
Foreign Currencies	(8)
Realized Net Gain (Loss)	480,419
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,122,561
Futures Contracts	3,613
Foreign Currencies	13
Change in Unrealized Appreciation (Depreciation)	1,126,187
Net Increase (Decrease) in Net Assets Resulting from Operations	1,632,088

1 Dividends are net of foreign withholding taxes of $201,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $5,429,000, $168,000, and ($869,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,482	21,187
Realized Net Gain (Loss)	480,419	484,760
Change in Unrealized Appreciation (Depreciation)	1,126,187	125,178
Net Increase (Decrease) in Net Assets Resulting from Operations	1,632,088	631,125
Distributions
Net Investment Income
Investor Shares	(16,823)	(7,529)
Admiral Shares	(20,358)	(10,619)
Realized Capital Gain
Investor Shares	(142,436)	—
Admiral Shares	(111,244)	—
Total Distributions	(290,861)	(18,148)
Capital Share Transactions
Investor Shares	(349,321)	(1,230,052)
Admiral Shares	265,563	230,431
Net Increase (Decrease) from Capital Share Transactions	(83,758)	(999,621)
Total Increase (Decrease)	1,257,469	(386,644)
Net Assets
Beginning of Period	8,765,861	9,152,505
End of Period[1]	10,023,330	8,765,861

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($14,445,000) and ($2,738,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$78.03	$73.02	$66.02	$51.77	$45.54	$83.93
Investment Operations
Net Investment Income	.197	.108	.077	.109	.178	.295
Net Realized and Unrealized Gain (Loss)
on Investments	14.318	4.998	7.029	14.239	6.334	(31.589)
Total from Investment Operations	14.515	5.106	7.106	14.348	6.512	(31.294)
Distributions
Dividends from Net Investment Income	(.272)	(.096)	(.106)	(.098)	(.282)	(.310)
Distributions from Realized Capital Gains	(2.303)	—	—	—	—	(6.786)
Total Distributions	(2.575)	(.096)	(.106)	(.098)	(.282)	(7.096)
Net Asset Value, End of Period	$89.97	$78.03	$73.02	$66.02	$51.77	$45.54

Total Return[1]	19.08%	7.00%	10.76%	27.74%	14.46%	-40.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,404	$5,008	$5,864	$6,290	$5,677	$5,026
Ratio of Total Expenses to
Average Net Assets[2]	0.50%	0.49%	0.50%	0.49%	0.54%	0.44%
Ratio of Net Investment Income to
Average Net Assets	0.36%	0.16%	0.12%	0.19%	0.38%	0.40%
Portfolio Turnover Rate	63%	59%	89%[3]	82%	95%	112%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.03%), 0.00%, (0.01%), (0.01%), and (0.02%).

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$72.68	$68.04	$61.50	$48.21	$42.45	$78.25
Investment Operations
Net Investment Income	.253	.236	.179	.206	.246	.385
Net Realized and Unrealized Gain (Loss)
on Investments	13.321	4.621	6.550	13.259	5.881	(29.442)
Total from Investment Operations	13.574	4.857	6.729	13.465	6.127	(29.057)
Distributions
Dividends from Net Investment Income	(.392)	(.217)	(.189)	(.175)	(.367)	(.427)
Distributions from Realized Capital Gains	(2.142)	—	—	—	—	(6.316)
Total Distributions	(2.534)	(.217)	(.189)	(.175)	(.367)	(6.743)
Net Asset Value, End of Period	$83.72	$72.68	$68.04	$61.50	$48.21	$42.45

Total Return[1]	19.19%	7.16%	10.94%	27.98%	14.66%	-40.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,619	$3,757	$3,288	$2,864	$2,252	$2,023
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.32%	0.34%	0.32%	0.34%	0.26%
Ratio of Net Investment Income to
Average Net Assets	0.52%	0.33%	0.28%	0.36%	0.58%	0.58%
Portfolio Turnover Rate	63%	59%	89%[3]	82%	95%	112%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.03%), 0.00%, (0.01%), (0.01%), and (0.02%).

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Explorer Fund

During the six months ended April 30, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and for the period ended April 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Granahan Investment Management, Inc., Kalmar Investment Advisers, Century Capital Management, LLC, and Chartwell Investment Partners, L.P., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company, LLP, Granahan Investment Management, Inc., and Kalmar Investment Advisers, are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee of Century Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to a 50/50 blend of the Russell 2500 Index and Russell 2500 Growth Index. The basic fee of Chartwell

Explorer Fund

Investment Partners, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to February 1, 2012, and the current benchmark, Russell 2000 Growth Index, beginning February 1, 2012. The current benchmark will be fully phased in by January 31, 2015.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $150,000 for the six months ended April 30, 2013.

For the six months ended April 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $572,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2013, the fund had contributed capital of $1,252,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2013, these arrangements reduced the fund’s expenses by $192,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,713,531	54,001	4,283
Temporary Cash Investments	428,920	40,696	—
Futures Contracts—Assets[1]	739	—	—
Total	10,143,190	94,697	4,283
1 Represents variation margin on the last day of the reporting period.

Explorer Fund

F. At April 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2013	1,016	96,022	725
E-mini S&P MidCap 400 Index	June 2013	239	27,669	705

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2013, the fund realized net foreign currency losses of $8,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

At April 30, 2013, the cost of investment securities for tax purposes was $7,685,173,000. Net unrealized appreciation of investment securities for tax purposes was $2,556,258,000, consisting of unrealized gains of $2,818,973,000 on securities that had risen in value since their purchase and $262,715,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2013, the fund purchased $2,892,303,000 of investment securities and sold $3,214,476,000 of investment securities, other than temporary cash investments.

Explorer Fund

I. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2013	October 31, 2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	176,481	2,084	476,407	6,191
Issued in Lieu of Cash Distributions	157,298	2,003	7,422	103
Redeemed	(683,100)	(8,208)	(1,713,881)	(22,411)
Net Increase (Decrease)—Investor Shares	(349,321)	(4,121)	(1,230,052)	(16,117)
Admiral Shares
Issued	536,914	6,890	946,621	13,411
Issued in Lieu of Cash Distributions	123,108	1,686	9,801	146
Redeemed	(394,459)	(5,101)	(725,991)	(10,188)
Net Increase (Decrease)—Admiral Shares	265,563	3,475	230,431	3,369

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2012		Proceeds from		Apr. 30, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
eHealth Inc.	32,368	2,059	1,468	—	32,200
HFF Inc. Class A	30,986	785	6,151	3,467	40,557
Kindred Healthcare Inc.	27,981	1,276	1,353	—	29,925
Optimer Pharmaceuticals Inc.	NA1	25,090	6,060	—	50,755
TiVo Inc.	63,219	12,288	2,383	—	83,204
	154,554			3,467	236,641
1 Not applicable—At October 31, 2012, the issuer was not an affiliated company of the fund.

K. In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	10/31/2012	4/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,190.83	$2.72
Admiral Shares	1,000.00	1,191.87	1.85
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.32	$2.51
Admiral Shares	1,000.00	1,023.11	1.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.50% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund renewed the fund’s investment advisory arrangements with Century Capital Management, LLC (Century Capital); Chartwell Investment Partners, L.P. (Chartwell); Granahan Investment Management, Inc.(Granahan); Kalmar Investment Advisers (Kalmar); Wellington Management Company, LLP (Wellington Management); and The Vanguard Group, Inc. (Vanguard) (through its Equity Investment Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Century Capital. Century Capital is an investment management boutique, owned by the investment professionals within the firm. Century Capital employs a fundamental, bottom-up investment approach that seeks to identify reasonably priced companies that will grow faster than the overall market. Independent research is a core tenet. The ideal investment is a well-managed company that is reasonably valued, in a non-capital-intensive business, with established products or services, a high return on equity, high recurring revenues, and improving margins. The firm has managed a portion of the fund since 2008.

Chartwell. Chartwell is an independent, employee-owned firm, founded in 1997. The firm has expertise in small- and mid-cap equity management and employs a fundamental bottom-up strategy, seeking companies with superior growth potential trading at reasonable valuations. Using fundamental research, the firm selects a relatively aggressive portfolio of 70-90 stocks concentrated mostly in the consumer, health care, and technology sectors. Stocks considered for purchase fall into three categories: superior growth potential, based on market trends or new products or services; lower relative valuation based on market trends or new products or services; lower relative valuation based on price/earnings ratios, price/sales ratios, and price/earnings to growth rates; and underpriced because of an industry downturn or short-term problems. The firm has managed a portion of the fund since 1997.

Granahan. Founded in 1985, Granahan specializes in small-cap growth equity investing. The firm uses fundamental research to select a portfolio of 125–175 stocks with sustainable growth characteristics. Granahan achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (40%–70% of subportfolio assets), represented by companies with strong market position based on proprietary products or services; pioneers (15%–30%), companies with unique technology or innovations; and special situation (15%–30%), companies with growth potential overlooked by the market. The firm has managed a portion of the fund since 1990.

Kalmar. Kalmar, together with its parent company, Kalmar Investments Inc., founded in 1982, specializes in small- and mid-cap growth equity investing. Kalmar is a research-driven investment firm that is entirely focused on the management of “growth with value” small- and mid-cap equity portfolios. Kalmar believes that there is a high-reward and low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term. The firm has managed a portion of the fund since 2005.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests opportunistically in a diversified portfolio of high-quality stocks. Wellington Management attempts to identify companies that are early in their growth cycle. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also make use of Wellington Management’s extensive industry research capabilities. The firm has advised the fund since 1967.

Vanguard. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1997.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Century Capital, Chartwell, Granahan, Kalmar, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Century Capital, Chartwell, Granahan, Kalmar, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q242 062013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2013

			Market
			Value
		Shares	($000)

Common Stocks (97.5%)[1]
Consumer Discretionary (18.1%)
	Dick's Sporting Goods Inc.	1,494,010	71,862
*	Life Time Fitness Inc.	1,346,145	62,165
*	Urban Outfitters Inc.	1,480,960	61,371
	GameStop Corp. Class A	1,514,492	52,856
*,^	Pandora Media Inc.	3,569,200	49,719
*	Hanesbrands Inc.	923,051	46,300
*	Buffalo Wild Wings Inc.	480,654	43,259
	DSW Inc. Class A	611,729	40,447
*	CarMax Inc.	868,830	40,001
	Dana Holding Corp.	2,166,100	37,365
*	Crocs Inc.	2,220,600	35,574
*	Fifth & Pacific Cos. Inc.	1,709,730	35,255
	Texas Roadhouse Inc. Class A	1,482,060	34,828
	Service Corp. International	2,002,130	33,796
	Cheesecake Factory Inc.	843,198	33,576
*	MGM Resorts International	2,284,830	32,262
	Tractor Supply Co.	297,915	31,928
*,^	Francesca's Holdings Corp.	1,103,350	31,512
*	LKQ Corp.	1,300,115	31,307
	Churchill Downs Inc.	407,750	31,177
*	Standard Pacific Corp.	3,314,100	29,993
	Abercrombie & Fitch Co.	585,400	29,012
	Brunswick Corp.	888,925	28,143
*	Tenneco Inc.	713,377	27,586
*	Live Nation Entertainment Inc.	2,179,380	27,526
	Chico's FAS Inc.	1,501,500	27,432
*	TRW Automotive Holdings Corp.	450,765	27,077
	Gentex Corp.	1,147,350	25,815
*	Hibbett Sports Inc.	466,261	25,574
*	AMC Networks Inc. Class A	398,600	25,116
*	PulteGroup Inc.	1,179,700	24,762
*,^	Coinstar Inc.	462,521	24,426
*	DreamWorks Animation SKG Inc. Class A	1,259,740	24,288
	Oxford Industries Inc.	406,373	24,029
*	Steven Madden Ltd.	476,945	23,194
	HSN Inc.	429,900	22,604
	Cinemark Holdings Inc.	701,600	21,672
*	Tumi Holdings Inc.	935,420	21,543
*	Cabela's Inc.	333,100	21,385
*	Ulta Salon Cosmetics & Fragrance Inc.	232,625	20,390
	PetSmart Inc.	297,155	20,278
	Group 1 Automotive Inc.	331,276	20,036
*	Denny's Corp.	3,447,800	19,549
	Ryland Group Inc.	399,982	18,023
	Domino's Pizza Inc.	306,322	16,909
	Lennar Corp. Class A	387,325	15,965
*	BJ's Restaurants Inc.	447,149	15,337
*	Under Armour Inc. Class A	265,000	15,126
*	Imax Corp.	561,350	14,331
*	Steiner Leisure Ltd.	287,490	13,923
*	Sally Beauty Holdings Inc.	445,465	13,391
*	Grand Canyon Education Inc.	488,700	12,496
*	Marriott Vacations Worldwide Corp.	268,861	12,228
*	HomeAway Inc.	397,300	12,137
*,^	K12 Inc.	457,847	11,661
	Six Flags Entertainment Corp.	158,341	11,538
	Stage Stores Inc.	400,200	11,082
*	Del Frisco's Restaurant Group Inc.	648,235	10,962
*	Krispy Kreme Doughnuts Inc.	801,886	10,954
*	Genesco Inc.	171,700	10,568
	Vail Resorts Inc.	174,748	10,537

1

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2013

			Market
			Value
		Shares	($000)
*	Bloomin' Brands Inc.	482,995	10,505
*,^	Tesla Motors Inc.	192,900	10,415
*	ANN Inc.	348,271	10,288
	Sturm Ruger & Co. Inc.	179,284	9,192
	Pier 1 Imports Inc.	393,846	9,141
	Guess? Inc.	325,000	8,996
	Sotheby's	250,000	8,870
*,^	Vera Bradley Inc.	388,000	8,854
	Tiffany & Co.	105,100	7,744
*	Select Comfort Corp.	362,796	7,698
*	Lululemon Athletica Inc.	94,700	7,209
	KB Home	303,800	6,848
*	Meritage Homes Corp.	128,400	6,265
	Aaron's Inc.	184,718	5,303
*	Express Inc.	285,325	5,196
*	Fiesta Restaurant Group Inc.	112,500	3,067
	Brinker International Inc.	77,699	3,022
*	Goodyear Tire & Rubber Co.	222,000	2,774
	American Eagle Outfitters Inc.	138,900	2,702
*	Jarden Corp.	58,800	2,647
*	Asbury Automotive Group Inc.	64,400	2,582
*	Papa John's International Inc.	40,600	2,558
	Cracker Barrel Old Country Store Inc.	30,000	2,482
	Regal Entertainment Group Class A	135,400	2,429
	Buckle Inc.	49,400	2,398
	Sinclair Broadcast Group Inc. Class A	84,200	2,257
	Foot Locker Inc.	64,500	2,249
*	Conn's Inc.	51,497	2,230
*	Smith & Wesson Holding Corp.	247,000	2,169
*	Lamar Advertising Co. Class A	39,500	1,849
	Thor Industries Inc.	45,700	1,695
*	Netflix Inc.	6,200	1,340
*	Carter's Inc.	18,400	1,203
*	Multimedia Games Holding Co. Inc.	48,600	1,198
	DineEquity Inc.	15,600	1,111
	Blyth Inc.	60,600	999
	PVH Corp.	7,000	808
	Pool Corp.	14,300	701
*	Lumber Liquidators Holdings Inc.	7,800	639
*	Panera Bread Co. Class A	3,550	629
	Tupperware Brands Corp.	7,500	602
*	Jack in the Box Inc.	14,300	513
	PetMed Express Inc.	29,500	369
	Dunkin' Brands Group Inc.	7,500	291
	GNC Holdings Inc. Class A	6,000	272
	Ameristar Casinos Inc.	7,300	193
	Cooper Tire & Rubber Co.	7,600	189
	Hot Topic Inc.	9,300	130
	Movado Group Inc.	3,100	94
			1,808,073
Consumer Staples (2.3%)
*	Smithfield Foods Inc.	1,638,310	41,941
^	Herbalife Ltd.	758,223	30,109
*	United Natural Foods Inc.	598,194	29,874
	Hillshire Brands Co.	600,000	21,546
	PriceSmart Inc.	179,800	16,043
	Glanbia plc	1,091,466	14,622
	Casey's General Stores Inc.	228,400	13,227
	McCormick & Co. Inc.	170,751	12,284
*	Fresh Market Inc.	270,900	11,088
*	Susser Holdings Corp.	124,096	6,598
*	Monster Beverage Corp.	115,600	6,520
*	Green Mountain Coffee Roasters Inc.	108,600	6,234
*	Hain Celestial Group Inc.	74,722	4,876

2

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2013

			Market
			Value
		Shares	($000)
*	Dean Foods Co.	151,300	2,896
	Nu Skin Enterprises Inc. Class A	54,327	2,756
	Ingredion Inc.	34,400	2,477
*	Pilgrim's Pride Corp.	251,386	2,461
*	Rite Aid Corp.	816,000	2,162
			227,714
Energy (5.2%)
	Cabot Oil & Gas Corp.	675,915	45,996
*	Superior Energy Services Inc.	1,490,251	41,116
*	SemGroup Corp. Class A	713,140	36,976
*	Atwood Oceanics Inc.	640,525	31,418
^	Core Laboratories NV	215,475	31,196
*	ION Geophysical Corp.	4,203,338	26,229
*	Southwestern Energy Co.	689,230	25,791
*	Gulfport Energy Corp.	466,740	24,359
*	Rosetta Resources Inc.	564,600	24,227
*	Comstock Resources Inc.	1,511,930	23,677
*	Whiting Petroleum Corp.	444,585	19,784
	Trican Well Service Ltd.	1,432,300	18,710
*,^	Clean Energy Fuels Corp.	1,138,020	15,010
*	TETRA Technologies Inc.	1,593,216	14,546
*	Carrizo Oil & Gas Inc.	577,442	13,986
^	RPC Inc.	1,044,250	13,826
*	Helix Energy Solutions Group Inc.	515,867	11,886
*	Pioneer Energy Services Corp.	1,635,718	11,532
*	McDermott International Inc.	1,068,590	11,413
*	Kodiak Oil & Gas Corp.	1,321,748	10,349
*	Approach Resources Inc.	417,575	9,905
*	Rex Energy Corp.	600,950	9,657
	Oceaneering International Inc.	134,900	9,466
*	Key Energy Services Inc.	1,566,200	9,303
	Patterson-UTI Energy Inc.	235,370	4,964
*	Basic Energy Services Inc.	330,000	4,531
	CONSOL Energy Inc.	132,000	4,440
*	Alpha Natural Resources Inc.	426,200	3,162
	Western Refining Inc.	70,600	2,182
	CVR Energy Inc.	38,000	1,872
	HollyFrontier Corp.	37,746	1,867
*,^	James River Coal Co.	979,200	1,616
	Energy XXI Bermuda Ltd.	70,700	1,608
*	Vaalco Energy Inc.	237,500	1,596
*	Geospace Technologies Corp.	12,600	1,063
*	Oil States International Inc.	11,700	1,045
	Alon USA Energy Inc.	49,800	827
			521,131
Exchange-Traded Funds (1.9%)
^,2	Vanguard Small-Cap ETF	865,083	79,086
^,2	Vanguard Small-Cap Growth ETF	713,200	70,985
^	iShares Russell 2000 Index Fund	459,899	43,295
			193,366
Financials (6.9%)
*	Affiliated Managers Group Inc.	348,125	54,196
3	HFF Inc. Class A	1,935,888	40,557
	NASDAQ OMX Group Inc.	1,362,377	40,163
	Zions Bancorporation	1,517,290	37,356
	Financial Engines Inc.	959,200	34,886
*	WisdomTree Investments Inc.	2,953,884	34,265
*,3	eHealth Inc.	1,537,725	32,200
	East West Bancorp Inc.	1,220,110	29,685
	MFA Financial Inc.	2,837,925	26,308
	Radian Group Inc.	2,153,655	25,736
	National Penn Bancshares Inc.	2,598,993	25,444
	Och-Ziff Capital Management Group LLC Class A	2,458,918	25,228

3

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2013

			Market
			Value
		Shares	($000)
	International Bancshares Corp.	1,284,755	24,924
*	Signature Bank	347,986	24,919
	Protective Life Corp.	609,747	23,207
	Primerica Inc.	645,500	21,921
*,^	Zillow Inc. Class A	336,000	19,767
	Redwood Trust Inc.	765,100	17,460
	Cathay General Bancorp	740,538	14,596
*	Stifel Financial Corp.	448,073	14,437
	First Horizon National Corp.	1,099,800	11,438
	Validus Holdings Ltd.	242,653	9,369
	Evercore Partners Inc. Class A	236,380	8,923
	Cardinal Financial Corp.	550,369	8,393
*	DFC Global Corp.	566,118	7,643
	Cash America International Inc.	174,200	7,600
	TCF Financial Corp.	419,233	6,100
	Tower Group International Ltd.	310,629	5,877
	OFS Capital Corp.	341,326	4,761
	CapitalSource Inc.	527,696	4,723
	Old National Bancorp	368,975	4,494
*	Portfolio Recovery Associates Inc.	20,900	2,565
*	World Acceptance Corp.	28,076	2,495
	Federated Investors Inc. Class B	108,500	2,491
	Allied World Assurance Co. Holdings AG	27,400	2,488
	Omega Healthcare Investors Inc.	66,800	2,196
	Nelnet Inc. Class A	63,176	2,148
*	Nationstar Mortgage Holdings Inc.	57,400	2,111
*	First Cash Financial Services Inc.	38,861	2,000
	Extra Space Storage Inc.	45,500	1,983
	Apartment Investment & Management Co. Class A	63,200	1,966
	Regency Centers Corp.	34,800	1,958
*	Credit Acceptance Corp.	19,135	1,920
	Montpelier Re Holdings Ltd.	71,100	1,832
	Home Properties Inc.	23,700	1,528
	Bryn Mawr Bank Corp.	58,794	1,366
	Ryman Hospitality Properties	28,700	1,276
	Inland Real Estate Corp.	111,600	1,263
*	Realogy Holdings Corp.	25,500	1,224
	QC Holdings Inc.	399,119	1,213
	Spirit Realty Capital Inc.	52,000	1,120
	Coresite Realty Corp.	30,800	1,114
*	St. Joe Co.	51,200	1,002
	CBL & Associates Properties Inc.	40,600	980
	Federal Realty Investment Trust	6,300	737
*	FelCor Lodging Trust Inc.	115,200	689
	Sovran Self Storage Inc.	9,600	659
	Essex Property Trust Inc.	3,900	612
	Rayonier Inc.	10,127	602
	CBOE Holdings Inc.	12,700	477
	GAMCO Investors Inc.	6,800	357
	Camden Property Trust	4,100	297
	First American Financial Corp.	5,100	136
			691,381
Health Care (17.7%)
	Cooper Cos. Inc.	939,864	103,761
*	Alkermes plc	3,149,735	96,413
*	Covance Inc.	1,077,725	80,355
	West Pharmaceutical Services Inc.	1,044,845	66,724
*	Regeneron Pharmaceuticals Inc.	256,930	55,276
*	Onyx Pharmaceuticals Inc.	579,709	54,956
*,^,3	Optimer Pharmaceuticals Inc.	3,287,240	50,755
*	Bruker Corp.	2,768,270	49,192
*	Catamaran Corp.	805,181	46,483
*	Salix Pharmaceuticals Ltd.	877,915	45,906
	Universal Health Services Inc. Class B	631,020	42,020

4

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2013

			Market
			Value
		Shares	($000)
*	Vertex Pharmaceuticals Inc.	529,800	40,699
*	Seattle Genetics Inc.	1,075,194	39,728
*	Health Management Associates Inc. Class A	3,402,785	39,098
	ResMed Inc.	813,089	39,045
*	ICON plc	1,210,645	38,886
*	BioMarin Pharmaceutical Inc.	589,900	38,697
*	WellCare Health Plans Inc.	623,000	36,327
*	Cyberonics Inc.	780,493	33,889
*	Henry Schein Inc.	373,850	33,796
*	Actavis Inc.	306,835	32,442
*	Insulet Corp.	1,225,015	30,919
*,3	Kindred Healthcare Inc.	2,852,739	29,925
*	MedAssets Inc.	1,592,046	29,819
*	Allscripts Healthcare Solutions Inc.	2,130,100	29,481
*	Mettler-Toledo International Inc.	140,159	29,288
*	Elan Corp. plc ADR	2,377,568	27,818
*	Bio-Rad Laboratories Inc. Class A	231,140	27,679
*	Luminex Corp.	1,643,386	27,330
	DENTSPLY International Inc.	619,150	26,221
*	ABIOMED Inc.	1,368,300	25,273
*	Brookdale Senior Living Inc. Class A	846,096	21,821
*	Nektar Therapeutics	1,997,700	21,655
*	IPC The Hospitalist Co. Inc.	430,358	19,633
*	QIAGEN NV	913,800	18,166
*	Isis Pharmaceuticals Inc.	806,639	18,061
*	WuXi PharmaTech Cayman Inc. ADR	931,970	17,773
*	Jazz Pharmaceuticals plc	302,938	17,676
*	Incyte Corp. Ltd.	780,915	17,297
*,^	Exelixis Inc.	2,946,847	15,294
*	Alexion Pharmaceuticals Inc.	142,703	13,985
*	Hyperion Therapeutics Inc.	631,440	13,544
	Air Methods Corp.	357,002	13,063
*	Edwards Lifesciences Corp.	197,200	12,579
*	MWI Veterinary Supply Inc.	99,376	11,698
*	ImmunoGen Inc.	707,100	11,328
*	ICU Medical Inc.	172,325	10,383
*	Akorn Inc.	686,195	10,327
	Meridian Bioscience Inc.	502,714	10,200
*	Align Technology Inc.	295,900	9,800
*	Globus Medical Inc.	611,794	9,312
*	Santarus Inc.	443,440	8,146
*	Thoratec Corp.	216,575	7,840
*	AVEO Pharmaceuticals Inc.	1,514,500	7,739
*	Myriad Genetics Inc.	250,314	6,971
*	NPS Pharmaceuticals Inc.	488,404	6,559
*	HeartWare International Inc.	65,925	6,408
	Trinity Biotech plc ADR	343,900	5,499
*,^	Vivus Inc.	401,100	5,331
*	Sarepta Therapeutics Inc.	170,100	4,940
*	Aegerion Pharmaceuticals Inc.	112,142	4,714
	Invacare Corp.	346,250	4,657
*	ViroPharma Inc.	167,300	4,559
*	Volcano Corp.	217,989	4,423
*	Tornier NV	236,623	4,304
*	Array BioPharma Inc.	716,145	4,261
*	Syneron Medical Ltd.	438,797	3,918
*	Pharmacyclics Inc.	39,600	3,227
*	United Therapeutics Corp.	46,800	3,125
*	Cubist Pharmaceuticals Inc.	61,400	2,819
*	PAREXEL International Corp.	67,800	2,776
*	Amarin Corp. plc ADR	373,350	2,767
	Chemed Corp.	33,106	2,702
*	Charles River Laboratories International Inc.	57,500	2,501
*	BioScrip Inc.	167,558	2,322

5

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2013

			Market
			Value
		Shares	($000)
*	Sirona Dental Systems Inc.	31,500	2,317
*	Molina Healthcare Inc.	63,450	2,107
	PDL BioPharma Inc.	214,300	1,659
^	Questcor Pharmaceuticals Inc.	51,624	1,587
*	Orthofix International NV	47,700	1,545
*	Team Health Holdings Inc.	32,000	1,193
*	Auxilium Pharmaceuticals Inc.	79,300	1,184
*	Bio-Reference Labs Inc.	46,300	1,181
	Select Medical Holdings Corp.	138,900	1,146
*,^	Arena Pharmaceuticals Inc.	138,700	1,143
*	IDEXX Laboratories Inc.	7,900	695
*	Dyax Corp.	112,800	310
*	Prothena Corp. plc	37,394	309
*	Endocyte Inc.	14,550	202
*	Agenus Inc.	21,925	107
*	Affymax Inc.	78,226	70
			1,771,059
Industrials (16.0%)
	Kennametal Inc.	1,693,065	67,706
	MSC Industrial Direct Co. Inc. Class A	779,564	61,430
*	WESCO International Inc.	755,075	54,131
*	B/E Aerospace Inc.	760,907	47,739
	Pentair Ltd.	865,650	47,048
	Triumph Group Inc.	556,538	44,467
	Manpowergroup Inc.	808,590	42,985
	Chicago Bridge & Iron Co. NV	789,051	42,443
	Belden Inc.	761,985	37,657
	A.O. Smith Corp.	497,265	37,509
*	IHS Inc. Class A	374,220	36,460
	Waste Connections Inc.	958,900	36,390
*	Middleby Corp.	240,535	35,979
*	AerCap Holdings NV	2,245,416	35,635
*	Mobile Mini Inc.	1,250,700	35,182
*	EnerSys Inc.	724,115	33,193
*	JetBlue Airways Corp.	4,777,800	32,919
*	Genesee & Wyoming Inc. Class A	375,888	32,026
*	Moog Inc. Class A	648,125	29,950
	Flowserve Corp.	184,475	29,169
*	Armstrong World Industries Inc.	565,535	28,865
*	Huron Consulting Group Inc.	679,265	28,380
*	Clean Harbors Inc.	495,375	28,222
*	Swift Transportation Co.	1,957,700	27,447
	Towers Watson & Co. Class A	366,670	26,738
*	Old Dominion Freight Line Inc.	673,971	25,948
	Con-way Inc.	756,740	25,578
*	RBC Bearings Inc.	502,994	24,194
*	Teledyne Technologies Inc.	310,903	23,336
	AMETEK Inc.	560,295	22,810
*,^	Polypore International Inc.	530,155	22,229
*	Trimas Corp.	722,507	22,036
	Landstar System Inc.	396,530	21,674
	Acuity Brands Inc.	290,560	21,199
*	Beacon Roofing Supply Inc.	539,202	20,560
	Lennox International Inc.	318,546	19,750
*	American Woodmark Corp.	581,097	19,554
*	Hexcel Corp.	623,550	19,018
*	Stericycle Inc.	174,815	18,936
*	United Rentals Inc.	331,026	17,415
	Graco Inc.	286,090	17,317
	UTi Worldwide Inc.	1,152,235	16,926
*	Quanta Services Inc.	605,505	16,639
	Corporate Executive Board Co.	252,209	14,215
*	CAI International Inc.	542,519	13,829
*	Rush Enterprises Inc. Class A	594,421	13,606

6

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2013

			Market
			Value
		Shares	($000)
	Kaman Corp.	387,627	13,098
	Knight Transportation Inc.	838,480	13,097
	TAL International Group Inc.	295,682	12,241
	Nordson Corp.	173,405	12,050
	Actuant Corp. Class A	355,563	11,129
	Lindsay Corp.	143,225	11,003
	H&E Equipment Services Inc.	479,428	9,761
	Herman Miller Inc.	381,569	9,574
*	Avis Budget Group Inc.	331,879	9,571
*	51job Inc. ADR	150,326	8,659
*	Aegion Corp. Class A	380,405	8,011
*	MasTec Inc.	264,328	7,348
	KAR Auction Services Inc.	321,000	7,181
*	Advisory Board Co.	136,496	6,709
	Primoris Services Corp.	272,200	5,999
*	Thermon Group Holdings Inc.	275,389	5,398
*	DigitalGlobe Inc.	166,700	4,866
*,^	Solarcity Corp.	176,200	4,761
	Exponent Inc.	89,822	4,734
*	Team Inc.	118,173	4,580
*	Alaska Air Group Inc.	54,624	3,367
	Lincoln Electric Holdings Inc.	62,500	3,298
*	Hertz Global Holdings Inc.	136,000	3,275
*	DXP Enterprises Inc.	48,400	3,237
*	II-VI Inc.	200,400	3,100
	Dun & Bradstreet Corp.	32,600	2,884
*	US Airways Group Inc.	168,200	2,843
	Cintas Corp.	58,100	2,607
*	USG Corp.	93,100	2,420
*	Fortune Brands Home & Security Inc.	65,800	2,394
	Deluxe Corp.	61,609	2,350
	ITT Corp.	81,100	2,238
	Mueller Water Products Inc. Class A	342,800	2,029
	Carlisle Cos. Inc.	31,200	2,024
	Hubbell Inc. Class B	20,200	1,938
	Robert Half International Inc.	57,600	1,890
*	Taser International Inc.	213,200	1,878
	Steelcase Inc. Class A	147,179	1,869
	Apogee Enterprises Inc.	66,600	1,697
	Comfort Systems USA Inc.	126,800	1,627
	Copa Holdings SA Class A	11,900	1,494
	Standex International Corp.	28,000	1,481
	Mine Safety Appliances Co.	26,700	1,282
	Generac Holdings Inc.	26,900	967
*	Trex Co. Inc.	19,300	940
	Mueller Industries Inc.	13,700	709
	Argan Inc.	34,949	619
*	Republic Airways Holdings Inc.	54,100	605
	Toro Co.	7,600	342
*	PGT Inc.	43,500	335
	Barrett Business Services Inc.	5,600	297
	TransDigm Group Inc.	1,400	206
			1,604,451
Information Technology (22.9%)
*	Alliance Data Systems Corp.	659,243	113,238
*,3	TiVo Inc.	7,099,360	83,204
*	Ultimate Software Group Inc.	711,499	68,724
*	PTC Inc.	2,825,416	67,838
*	Cadence Design Systems Inc.	4,878,410	67,322
*	Aruba Networks Inc.	2,885,758	64,901
*,^	First Solar Inc.	1,364,468	63,530
*	Sapient Corp.	4,729,418	55,240
*	QLIK Technologies Inc.	1,847,900	48,064
*	Euronet Worldwide Inc.	1,516,705	46,305

7

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2013

			Market
			Value
		Shares	($000)
*	Teradyne Inc.	2,548,220	41,893
*	Rovi Corp.	1,740,720	40,715
*	Trimble Navigation Ltd.	1,390,340	39,958
*	Microsemi Corp.	1,769,027	36,796
	Convergys Corp.	2,115,785	36,011
*	Finisar Corp.	2,796,160	35,903
	j2 Global Inc.	872,229	35,500
*	WNS Holdings Ltd. ADR	2,345,087	35,036
	IAC/InterActiveCorp	707,435	33,299
*	ValueClick Inc.	1,043,485	32,202
*	Silicon Laboratories Inc.	796,638	31,634
	FEI Co.	490,720	31,347
	Genpact Ltd.	1,684,400	31,330
*	MICROS Systems Inc.	719,825	30,528
*	LinkedIn Corp. Class A	157,300	30,216
*	F5 Networks Inc.	382,585	29,241
*	NCR Corp.	1,057,540	28,839
*	Sourcefire Inc.	603,200	28,809
*	Infoblox Inc.	1,299,400	28,730
*	RADWARE Ltd.	1,855,688	27,817
	Cypress Semiconductor Corp.	2,590,740	26,141
*	ON Semiconductor Corp.	3,305,240	25,979
*	Imperva Inc.	654,300	25,505
*	Acxiom Corp.	1,275,000	25,360
^	IPG Photonics Corp.	392,900	25,020
*	Informatica Corp.	724,330	23,852
*	JDS Uniphase Corp.	1,722,820	23,258
*	Red Hat Inc.	480,400	23,026
*	NICE Systems Ltd. ADR	631,945	22,415
*	Bankrate Inc.	1,644,830	22,172
*	Nuance Communications Inc.	1,153,020	21,953
*	WEX Inc.	286,200	21,688
*	Concur Technologies Inc.	295,585	21,610
	FactSet Research Systems Inc.	220,550	20,747
	Heartland Payment Systems Inc.	609,219	20,037
*	Atmel Corp.	3,088,985	19,986
*	Riverbed Technology Inc.	1,271,700	18,897
	MercadoLibre Inc.	186,230	18,733
	Fair Isaac Corp.	396,410	18,465
*	Cardtronics Inc.	648,908	18,176
*	Salesforce.com Inc.	440,560	18,111
*,^	Liquidity Services Inc.	522,364	17,186
*	Ciena Corp.	1,147,120	17,161
*	Aspen Technology Inc.	524,030	15,972
	Syntel Inc.	244,262	15,430
*	Akamai Technologies Inc.	349,884	15,363
*	Global Cash Access Holdings Inc.	2,019,160	14,397
*	Dealertrack Technologies Inc.	515,889	14,368
	Avago Technologies Ltd. Class A	422,630	13,507
*,^	RealD Inc.	864,200	12,937
*	SPS Commerce Inc.	270,900	12,768
*,^	Ruckus Wireless Inc.	644,600	12,441
*	VeriFone Systems Inc.	570,240	12,249
^	Ubiquiti Networks Inc.	772,900	11,941
	Mentor Graphics Corp.	648,580	11,843
*	Hittite Microwave Corp.	205,763	11,545
*	Nanometrics Inc.	819,392	11,496
	National Instruments Corp.	415,053	11,343
*,^	Stratasys Ltd.	136,000	11,295
*	Manhattan Associates Inc.	159,965	11,231
*	FleetCor Technologies Inc.	144,374	11,102
*	Semtech Corp.	336,185	10,781
*	Brocade Communications Systems Inc.	1,815,700	10,567
*	CoStar Group Inc.	96,300	10,440

8

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2013

			Market
			Value
		Shares	($000)
*	Angie's List Inc.	424,470	10,289
*	Ultratech Inc.	314,904	9,280
*	Super Micro Computer Inc.	945,402	9,095
*	Entropic Communications Inc.	2,055,200	8,714
	Power Integrations Inc.	208,160	8,620
*	Ixia	480,474	7,913
*	CommVault Systems Inc.	107,280	7,889
*	Tyler Technologies Inc.	115,000	7,273
	Anixter International Inc.	98,372	7,057
	Littelfuse Inc.	100,000	6,982
*	Progress Software Corp.	300,000	6,771
*	SolarWinds Inc.	132,455	6,735
*	Diodes Inc.	317,775	6,438
*	OSI Systems Inc.	102,242	5,858
*	PROS Holdings Inc.	225,000	5,832
*	Vocus Inc.	654,215	5,502
	Monolithic Power Systems Inc.	220,000	5,306
*	BroadSoft Inc.	186,232	4,760
*	Dropbox Private Placement	445,203	4,283
*	Virtusa Corp.	188,000	4,175
*	Interactive Intelligence Group Inc.	100,629	4,169
*	Gartner Inc.	66,938	3,872
	Jack Henry & Associates Inc.	70,700	3,280
*	LSI Corp.	452,200	2,957
	MAXIMUS Inc.	36,824	2,935
	Total System Services Inc.	120,800	2,853
	Lender Processing Services Inc.	99,300	2,755
	AOL Inc.	60,800	2,349
*	Vantiv Inc. Class A	102,000	2,298
	DST Systems Inc.	32,896	2,275
*	Freescale Semiconductor Ltd.	138,200	2,139
*	Zebra Technologies Corp.	45,800	2,137
*	ARRIS Group Inc.	122,900	2,029
*	CalAmp Corp.	180,461	2,009
*	CACI International Inc. Class A	33,600	1,965
*	Unisys Corp.	95,340	1,824
*	Plexus Corp.	65,500	1,767
	Booz Allen Hamilton Holding Corp.	103,141	1,567
	Broadridge Financial Solutions Inc.	61,100	1,538
	Intersil Corp. Class A	175,495	1,362
*	MEMC Electronic Materials Inc.	231,900	1,252
	MTS Systems Corp.	20,500	1,249
*	Electronics for Imaging Inc.	41,600	1,112
*	RF Micro Devices Inc.	197,030	1,105
*	Silicon Graphics International Corp.	62,200	809
*	Exar Corp.	71,200	768
*	Cray Inc.	35,000	741
*	CSG Systems International Inc.	24,000	519
*	Silicon Image Inc.	99,100	489
*	Extreme Networks	120,400	401
*	NeuStar Inc. Class A	8,800	386
*	ATMI Inc.	17,200	374
*	Cirrus Logic Inc.	12,300	238
*	MaxLinear Inc.	31,600	197
			2,299,156
Materials (5.3%)
	KapStone Paper and Packaging Corp.	1,459,740	43,179
*	Graphic Packaging Holding Co.	5,446,464	40,957
	Smurfit Kappa Group plc	2,647,757	39,379
	Ashland Inc.	437,590	37,287
	Methanex Corp.	850,490	36,044
*	WR Grace & Co.	460,835	35,535
	PolyOne Corp.	1,517,260	34,184
	Albemarle Corp.	503,935	30,866

9

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2013

					Market
					Value
				Shares	($000)
	Minerals Technologies Inc.			738,460	30,004
	Ball Corp.			627,085	27,667
*	Ferro Corp.			3,700,555	26,052
	FMC Corp.			423,170	25,686
	Allegheny Technologies Inc.			841,700	22,709
	Schweitzer-Mauduit International Inc.			561,200	22,611
	Carpenter Technology Corp.			413,430	18,588
	Silgan Holdings Inc.			363,545	17,403
	Globe Specialty Metals Inc.			984,337	12,855
*	OM Group Inc.			188,200	4,605
	Valspar Corp.			57,200	3,651
	Packaging Corp. of America			68,800	3,272
*	Owens-Illinois Inc.			113,100	2,972
	NewMarket Corp.			10,473	2,814
	Axiall Corp.			51,600	2,706
	Rock Tenn Co. Class A			24,900	2,493
	Walter Energy Inc.			119,800	2,147
	Westlake Chemical Corp.			25,000	2,079
*	Berry Plastics Group Inc.			72,500	1,378
	Olin Corp.			46,932	1,134
	International Flavors & Fragrances Inc.			5,300	409
*	Chemtura Corp.			6,700	142
	Steel Dynamics Inc.			6,500	98
					530,906
Telecommunication Services (1.2%)
*	SBA Communications Corp. Class A			445,045	35,154
*	Vonage Holdings Corp.			10,235,890	31,219
*	tw telecom inc Class A			1,105,725	29,943
	Cogent Communications Group Inc.			831,788	23,822
*,^	magicJack VocalTec Ltd.			119,100	1,969
	Atlantic Tele-Network Inc.			9,900	503
*	Fairpoint Communications Inc.			20,700	169
					122,779
Utilities (0.0%)
	American States Water Co.			17,700	982
	Otter Tail Corp.			26,200	817

					1,799

Total Common Stocks (Cost $7,215,556)					9,771,815

		Coupon

Temporary Cash Investments (4.7%)[1]
Money Market Fund (4.3%)
4,5	Vanguard Market Liquidity Fund	0.142%		428,920,421	428,920

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.3%)
	Deutsche Bank Securities, Inc.(Dated 4/30/13,
	Repurchase Value $34,300,000, collateralized by
	Government National Mortgage Assn. 2.250%-
	3.500%, 10/20/26-5/15/53)	0.170%	5/1/13	34,300	34,300

U.S. Government and Agency Obligations (0.1%)
6,7	Federal Home Loan Bank Discount Notes	0.115%	6/5/13	400	400

10

Vanguard® Explorer Fund
Schedule of Investments
April 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7,8 Freddie Mac Discount Notes	0.130%	9/16/13	6,000	5,996
				6,396
Total Temporary Cash Investments (Cost $469,617)				469,616
Total Investments (102.2%) (Cost $7,685,173)				10,241,431
Other Assets and Liabilities—Net (-2.2%)[5]				(218,101)
Net Assets (100%)				10,023,330

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $177,443,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.7% and 3.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $181,677,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $5,996,000 have been segregated as initial margin for open futures contracts.
8 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.

11

© 2013 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA242 062013

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

0282367, v0.33

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2013
VANGUARD EXPLORER FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.